UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 25, 2008

WESTMOORE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8141 E. Kaiser Blvd., Suite 312, Anaheim Hills, CA 92808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 714-998-4425

Starmed Group, Inc. 2029 Century Park East, Suite 1112, Los Angeles, CA 90067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors

       Westmoore Holdings, Inc. (“Westmoore”) announced that as of April 25, 2008, the majority shareholders have elected the following persons to serve on the Board of Directors for the remainder of the year 2008, until the next annual meeting of the Shareholders.
The new Board of Directors of Westmoore shall be Matthew Jennings as Chairman of the Board and Robert Jennings, II, Mark Molenaar,
George Alvarez, Colin Tay, Michael Graven and Joe Duffel as Board Members. Attached as Exhibit A to this Form 8-K is a copy of the
Press Release issued by Westmoore.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date:  April 25, 2008

WESTMOORE HOLDINGS, INC.

By:	/s/ Matthew Jennings
Mathew Jennings, President